SUPPLEMENTAL CASH FLOW INFORMATION - Net Change in Non-Cash Working Capital (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Cash (used for) provided by:
Accounts receivable	$ (88)	$ 13
Prepaids	1	(1)
Inventory	5	(7)
Accounts payable and accrued liabilities	66	(52)
Increase (decrease) in working capital	(16)	(47)
Cash interest and income taxes comprise:
Cash interest paid	(45)	(34)
Cash interest received	0	2
Cash taxes paid	(15)	(70)
Cash taxes received	$ 45	$ 28